EXHIBIT 99.1



1306 Squire Court, Dulles, VA 20166, 703-450-0400, FAX 703-450-0406
E-mail: info@steelcloud.com, WWW.STEELCLOUD.COM
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FOR INVESTOR OR MARKETING INFORMATION CONTACT: WILLIAM D. HUGHES AT
703-450-0400, EXT. 5124 FOR FINANCIAL INFORMATION PLEASE ACCESS OUR WEB SITE AT WWW.STEELCLOUD.COM

PRESS RELEASE
FOR IMMEDIATE DISTRIBUTION


               ARTHUR L. MONEY JOINS STEELCLOUD BOARD OF DIRECTORS

Dulles, VA--March 9, 2005--SteelCloud, Inc., (Nasdaq: SCLD), a leading supplier of network security solutions, appliance servers and professional IT services, today announced that Arthur L. Money, the former Assistant Secretary of Defense for Command, Control, Communications and Intelligence, has joined the Company's Board of Directors. Mr. Money was elected to fill an existing board vacancy at SteelCloud's board of director's meeting of March 8, 2005. It is expected that Mr. Money will also serve on the Company's audit committee.

"Art Money brings an incredible wealth of knowledge and experience to SteelCloud," said Thomas P. Dunne, SteelCloud Chairman and CEO. "His distinguished career in the defense electronics industry and intelligence community will provide SteelCloud with considerable expertise and a unique perspective as we continue to execute our growth strategy."

Money was President of ESL, Inc., a subsidiary of TRW from January 1990 to December 1994. In 1995, he become Vice President and Deputy General Manager for the TRW Avionics and Surveillance Group. From 1996 to 1998, he served as CIO for the Air Force. From 1998 to 2001, he served as CIO for the entire Department of Defense.

Since leaving the Pentagon in 2001, Money has become a member of various United States Government Advisory Boards, Panels and Commissions. He is also currently serving on the Board of Directors for a number of private and public companies including Silicon Graphics, SafeNet and CACI.

Money graduated from San Jose State with a Bachelor of Science Degree in Mechanical Engineering. He has a Master of Science Degree in Mechanical Engineering from the University of Santa Clara. He also attended MIT for their Senior Executive program and Harvard University for their Executive Security program.


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ABOUT STEELCLOUD

SteelCloud is a leading provider of network security solutions, custom integration and professional IT services. The Company's ISO 9001:2000 certified Appliance Server Group designs and manufactures specialized servers and network appliances for volume users, large integrators and OEM customers. SteelCloud's Security Solutions Group delivers network security solutions in the form of security software, appliances and professional services. In addition, the Company's Advanced Technology Group designs and develops proprietary SteelCloud software products. Over its 17-year history, SteelCloud has won numerous awards for technical excellence and outstanding customer service. SteelCloud can be reached at 703-450-0400. Additional information is available at www.steelcloud.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE FORWARD LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT ARE NOT NECESSARILY THE MOST LIKELY AND MAY NOT MATERIALIZE. IN ADDITION, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND THE AMOUNT OF GROWTH IN THE COMPUTER INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS; ABILITY TO ATTRACT AND RETAIN PERSONNEL, INCLUDING KEY SALES AND MANAGEMENT PERSONNEL; THE PRICE OF THE COMPANY'S STOCK; AND THE RISK FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORMS 10-Q; AND ANY REPORTS ON FORM 8K. STEELCLOUD TAKES NO OBLIGATION TO UPDATE OR CORRECT FORWARD-LOOKING STATEMENTS.


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